First Guaranty Bancshares, Inc.

Investor Presentation

April 2017

Financial Information as of December 31, 2016 or March 31, 2017 unless otherwise noted

Disclosures

This presentation has been prepared by First Guaranty Bancshares, Inc. ("First Guaranty") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of First Guaranty and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of First Guaranty.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of First Guaranty after the date hereof.

This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows for better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Financial information is based off of unaudited financial statements as of March 31, 2017 unless otherwise noted.

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “believe,” “contemplate,” “continue,” “target” and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this presentation.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- our ability to manage our operations under the current economic conditions nationally and in our market area;
- adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values);
- risks related to a high concentration of loans secured by real estate located in our market area;
- the impact of the Premier Bancshares acquisition if consummated;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- significant increases in our loan losses, including as a result of our inability to resolve classified and non-performing assets or reduce risks associated with our loans, and management’s assumptions in determining the adequacy of the allowance for loan losses;
- credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses;
- competition among depository and other financial institutions;
- our success in increasing our commercial real estate and commercial and industrial lending;

Forward Looking Statements (cont'd)

- our ability to attract and maintain deposits and our success in introducing new financial products;
- our ability to improve our asset quality even as we increase our commercial real estate and commercial and industrial lending;
- changes in interest rates generally, including changes in the relative differences between short-term and long-term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources;
- fluctuations in the demand for loans;
- technological changes that may be more difficult or expensive than expected;
- changes in consumer spending, borrowing and savings habits;
- declines in the yield on our assets resulting from the current low interest rate environment;
- changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act and the JOBS Act, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs, particularly the new capital regulations, and the resources we have available to address such changes;
- changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board;
- changes in our compensation and benefit plans, and our ability to retain key members of our senior management team and to address staffing needs in response to product demand or to implement our strategic plans;
- loan delinquencies and changes in the underlying cash flows of our borrowers;
- the impairment of our investment securities;
- our ability to control costs and expenses, particularly those associated with operating as a publicly traded company;
- the failure or security breaches of computer systems on which we depend;
- the ability of key third-party service providers to perform their obligations to us; and
- other economic, competitive, governmental, regulatory and operational factors affecting our operations.

Because of these and a wide variety of other uncertainties, many of which are beyond our control, our actual future results may be materially different from the results indicated by these forward-looking statements.

Summary Financial Overview

Overview

- Headquartered in Hammond, LA and originally founded in Amite, LA in 1934
- Operates 21 banking facilities primarily located in the Hammond, Baton Rouge, Lafayette, and Shreveport-Bossier City MSAs
- **12/31/2016 TBV / share of $15.95, 2016 EPS of $1.85 and dividend of $0.64 per share**
- **Market Capitalization of $182MM at December 31, 2016**

Financial Highlights (December 31, 2016)

Metric	Value
Total Assets	$1.50 billion
Total Gross Loans	$949 million
Total Deposits	$1.33 billion
Tangible Common Equity	$121 million
EPS	$1.85
ROAA	0.97%
ROATCE	11.64%
Efficiency Ratio	56.85%
Leverage Ratio	8.68%
Total RBC Ratio	12.79%
Tangible Common Equity / Tangible Assets	8.10%

Source: Company Filings

History

Overview

- Modern history begins in 1993 with the recapitalization of First Guaranty by a group of investors led by Marshall T. Reynolds

Dollars in millions	Snapshot (Then and Now)		
Metrics	**1993**	**Q1'17**	**CAGR**
Total Assets:	$158.8	$1,572.3	10.4%
Net Loans:	$103.5	$982.8	10.2%
Book Value Per Share[1]:	$3.70[2]	$40.37	10.5%
Branches	6	21	

Corporate Timeline

- **1934** – First Guaranty Bank founded in Amite, LA
- **1993** – Investor group led by Marshall T. Reynolds invests $3.6M as part of a recapitalization
- **1999** – Announces acquisition of First Southwest Bank
- **2001** – Announces acquisition of Woodlands Bancorp, Inc.
- **2007** – Announces acquisition of Homestead Bancorp, Inc. First Guaranty Bancshares, Inc. formed
- **2009** – Alton Lewis becomes CEO
- **2010** – Announces acquisition of Greensburg Bancshares, Inc.
- **2015** – IPO completed / SBLF Preferred Stock redeemed
- **2016** – 94th consecutive quarterly dividend declared as of November 17, 2016
- **2017** – Announced Acquisition of Premier Bancshares, Inc.

(1) Source: Company filings, excludes the impact of stock splits and stock dividends
(2) Book value per share as of March 31, 1993 post-recapitalization

Historical BV/Share Growth Excluding the Impact of Stock Splits and Stock Dividends



Historical Book Value/Share Growth
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
3.70
40.37
10.5% CAGR
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

(1) Estimated book value per share as of March 31, 1993 post-recapitalization
Note: 2017 book value per share as of March 31
Source: Company filings, excludes the impact of stock splits and stock dividends

Cash Dividends on Common Stock

(in Thousands)


Cash Dividends on Common Stock
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
200
4,870
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Source: Company filings

Insider Shareholder Base

- First Guaranty has strong insider ownership.
- Over 42% of our shares are owned by insiders.

Insider Name	Title
Marshall T. Reynolds	Chairman of the Board
William K. Hood	Director
Edgar R. Smith, III	Director
Glenda B. Glover	Director
Alton B. Lewis, Jr.	Vice Chairman, President & CEO
Eric John Dosch	Treasurer, Secretary & CFO

Community Involvement

★ **First Guaranty is a strong contributor to the communities we serve.**

- Contributes over 2.0% of net earnings to the community.
- Contributed $415,000 to our local communities in 2016.
- Every employee contributes at least four hours of community service annually.
- In 2016, our employees have volunteered a total of 2,183 hours
- Worked with Southeastern Louisiana University on their National Community Bank Case Study Competition – they came in 1st Place.


community I giving back
working together
FGB
gives
back

Source: Company filings

Market Opportunity and Branch Locations

Hammond MSA

- Major transportation hub
- Distribution hub for Wal-Mart and Winn Dixie
- Home of Southeastern Louisiana University (enrollment ~15,400)
- 2016-2021 projected population growth of 5.09%
- 2016-2021 projected income growth of 7.34%

Baton Rouge MSA

- Baton Rouge is the second largest city by population and the largest by deposits in Louisiana
- Hub of the Southeast petro chemical industry
- Political hub of the state of Louisiana
  - State government is the largest employer
- Home of Louisiana State University (enrollment ~30,000)
- 2016-2021 projected income growth of 10.81%


Shreveport
Springhill
Homer
Bernice
Farmerville
Bastrop
Lake Providence
Yazoo City
Cotton Valley
Minden
Ruston
Monroe
Monticello
Canton
Delhi
Tallulah
Ridgeland
Vicksburg
Jackson
Ringgold
Stonewall
Jonesboro
Columbia
Winnsboro
Mansfield
Wisner
Center
Sabine National Forest
San Augustine
Many
Hemphill
Leesville
Fort Polk
Burkeville
Jasper
De Ridder
Oakdale
Merryville
Kirbyville
Ville Platte
Oberlin
Opelousas
Eunice
Buna
De Quincy
Kinder
Lumberton
Lake Charles
Welsh
Crowley
Lafayette
Beaumont
Hackberry
Kaplan
Abbeville
New Iberia
Port Arthur
Cameron
Sabine Pass
Pecan Island
Franklin
Patterson
Morgan City
Thibodaux
Houma
Larose
Galliano
Woodville
Liberty
St Francisville
Melville
Livonia
Baker
Baton Rouge
Plaquemine
Killian
Amite
Covington
Mandeville
Donaldsonville
LaPlace
Vacherie
New Orleans
EXXON
LSU
IBM
DOW
Walmart
Winn Dixie
SOUTHEASTERN

Market Opportunity and Branch Locations

Shreveport MSA

- Diversified economy; employment services, government, education, and wholesale / retail trade
- Barksdale Air Force Base is largest employer with 10,284 employees
- Contains Las Vegas-style gaming industry
- 2016-2021 projected income growth of 4.20%
- $44,698 2016 median household income

Lafayette MSA

- Lafayette is the third largest city by population and deposits in Louisiana
- Home of University of Louisiana-Lafayette (enrollment ~17,500)
- Healthcare, government, retail, and mining are the top employing industries in the area
- 2016-2021 projected income growth of 11.77%

Lake Charles MSA

- Lake Charles is the fifth largest incorporated city in the state of Louisiana
- Home of McNeese State University (enrollment of ~7,444)
- Axiall Corporation and Lotte Chemical Corporation's combined $3 billion investment in two new manufacturing plans in Lake Charles will create 215 jobs
- $38,256 2015 median household income



Harrah's
LOUISIANA DOWNS
WILLIS-KNIGHTON HEALTH SYSTEM
MCNEESE STATE UNIVERSITY
LOTTE CHEMICAL
LOUISIANA'S RAGIN' CAJUNS
SHAWCOR
Schlumberger
Shreveport
Minden
Homer
Bernice
Farmerville
Ringgold
Jonesboro
Columbia
Natchitoches
Winnfield
Olla
Jena
Harrisonburg
Colfax
Oakdale
Oberlin
Eunice
Crowley
Lafayette
Lake Charles
Welsh
Kaplan
Abbeville
New Iberia
Beaumont
Port Arthur
Hackberry
Cameron
Pecan Island
Baton Rouge
Plaquemine
Donaldsonville
Thibodaux
Houma
Morgan City
Franklin
New Orleans
LaPlace
Covington
Mandeville
Franklinton
Amite
Jackson
Ridgeland
Canton
Yazoo City
Pearl
Crystal Springs
Hazlehurst
Brookhaven
McComb
Tylertown
Meadville
Liberty
Natchez
Vidalia
Ville Platte
Kinder
Vachene

Branch Footprint

Hammond MSA

- 8 offices (including headquarters)
- **35.3% deposit market share (Ranked #1)[1]**
- Includes all of Tangipahoa Parish

Baton Rouge MSA

- 5 offices
- 1.2% deposit market share (Ranked #8)[1]

Shreveport MSA

- 3 offices
- 2.0% deposit market share (Ranked #13)[1]
- Bossier and Caddo Parishes are primary focus
- Branch under construction in Bossier County

Lafayette MSA

- 1 office
- 1.2% deposit market share (Ranked #17)[1]


First Guaranty (21)
Shreveport
Bossier City
Monroe
Ruston
Alexandria
Lafayette
Baton Rouge
New Orleans
Jackson
Vicksburg
Natchez
Beaumont
Lake Charles

(1) Market share data as of June 30, 2016
Source: SNL Financial, Federal Deposit Insurance Corporation

Bossier City





Dukedale
Blanchard
Red Chute
Haughton
Bossier City
Barksdale Air Force Base
Sligo
Koran
Forbing

About Bossier

- **Population:** 67,472[1]
- **Median age:** 31.8 years[1]
- **Median Household Income:** $47,103[1]
- One of the fastest growing school districts in LA[2]

[1] www.census.gov
[2] www.bossierschools.org

Products & Services

Consumer Loans & Mortgages

1-4 Family
Multifamily

Agricultural Loans


Customer
Offerings
BANK

Checking & Savings Accounts

Commercial Loans

CRE
C&I
Owner Occupied

Online Banking and Bill Pay

MyFGB App

MiBY

Interactive Teller Machine

Post Merger Branch Footprint



Texarkana
El Dorado
Greenville
MISSISS
Plano
Dallas
Fort Worth
Shreveport
Monroe
Longview
Tyler
Vicksburg
Jackson
Nacogdoches
Natchez
Kisatchie
National Forest
Lufkin
Alexandria
Waco
Killeen
Temple
LOUISIANA
College Station
Round Rock
Baton Rouge
Austin
Lake Charles
Lafayette
The
Woodlands
Beaumont
Orange
New Iberia
New Orleans
San Marcos
Houston

Premier Bancshares Acquisition

- Expansion into strong and rapidly growing markets
- SBA Lending in both Texas and Louisiana
- Logical extension of Northwest LA market
- Loan and Deposit diversification
- Acquisition is subject to regulatory and shareholder approval

2016 Highlights

- Total 2016 Earnings to Common Shareholders of $14,093,000.
- Increased loan to deposit ratio to 72% at 12/31/2016. Continued to transition from securities into higher yielding loans.
- Net interest margin expanded to 3.39% for 2016 compared to 3.26% for 2015.
- Loans grew by 12.8% or $107.3MM.
- Loan interest income grew by $3.0MM.
- Interest expense grew by $1.5MM. $1.4MM was due to debt used to refinance SBLF.
- Flood expenses impacted earnings by $275,000 pretax or $0.02 EPS.

Source: Company filings

2016 Net Income Highlights

- Net Income = **$14,093,000**
- Dividends Paid to Common Shareholders = **$4,870,000**
- 2016 Earnings Per Common Share = **$1.85**
- Return on Average Assets: **0.97%**
- Return on Common Shareholders' Equity: **11.18%**

Source: Company filings

1st Quarter 2017 Highlights

- Net Income = **$3,251,000** (Net of pre-tax merger expenses of $281,000).
- Dividends Paid to Common Shareholders = **$1,217,000**
- Loans grew 4.8% or $45.5 million in the First Quarter
- Loan interest income improved to $12.2 million compared to $10.8 million in the First Quarter of 2016.
- Net interest margin improved to 3.35% compared to 3.30% in the First Quarter of 2016.

Source: Company filings

Increasing Earnings Power

Net Income Available for Common Shareholders ($000)


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,830
$14,121
$14,093
2014
2015
2016

Loan Interest Income ($000)


$46,000
$45,000
$44,000
$43,000
$42,000
$41,000
$40,000
$39,000
$38,000
$37,000
$36,000
$39,787
$42,536
$45,495
2014
2015
2016

Net Interest Margin


3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
3.11%
3.26%
3.39%
2014
2015
2016

TCE/TA


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.37%
7.89%
8.10%
2014
2015
2016

Source: Company Filings

Loan Portfolio

Total Gross Loans ($million)



$1,200
$1,000
$800
$600
$400
$200
$0
$790
$842
$949
$994
2014
2015
2016
2017Q1

Loan Portfolio (03/31/2017)



Consumer & Other, 6.9%
C&D, 8.7%
Farmland, 2.3%
1-4 Family, 14.0%
Multifamily, 1.3%
Non-farm Non-Residential, 43.8%
Agricultural, 2.3%
C&I, 20.7%

Total Gross Loans: $994.4 million
Yield on Loans: 5.06%

Non-farm Non-residential CRE Portfolio (03/31/2017)



Owner Occupied, 31.8%
Non-owner Occupied, 68.2%

Top CRE Lending Industries
Hotel / Motel
Retail
Industrial & Warehouse
Manufacturing
Office Buildings

Loan / Deposit Improvement



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.6%
64.9%
71.6%
70.9%
2014
2015
2016
2017Q1

Source: Company Filings

First Guaranty Loan Portfolio Credit Quality

NPAs / Assets


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.27%
0.99%
1.51%
1.48%
1.35%
2013
2014
2015
2016
2017Q1

NCOs / Avg. Loans


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.38%
0.45%
0.44%
0.23%
2013
2014
2015
2016

Loan Loss Reserves / Gross Loans


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.47%
1.15%
1.12%
1.17%
1.17%
2013
2014
2015
2016
2017Q1

Reserves / NPAs


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
56.72%
60.74%
42.74%
50.04%
54.76%
2013
2014
2015
2016
2017Q1

Source: Company Filings

Deposits

Deposit Composition at 3/31/17



Noninterest-bearing 16.7%
Time 37.2%
Interest-bearing 38.9%
Savings 7.1%

Total Deposits: $1,402.3 million

Deposit Composition at 12/31/16



Noninterest-bearing 17.4%
Time 39.1%
Savings 7.3%
Interest-bearing 36.2%

Total Deposits: $1,326.2 million

- Continue to grow non-maturity deposits.
- Continue to transition public funds deposits into loans.

Source: Company filings

Investment Portfolio & Asset/Liability

- First Guaranty has been reducing the percentage of securities as a portion of total assets in recent years and concentrating on higher yielding loans

Securities as Percentage of Balance Sheet



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
42.2%
37.4%
33.3%
33.4%
2014
2015
2016
2017Q1

Loan / Deposit Improvement



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.6%
64.9%
71.6%
70.9%
2014
2015
2016
2017Q1

Source: SNL Financial, Company filings

Strategy and Opportunity

- **Continuing to strengthen the balance sheet by moving more assets into higher yielding loans and reducing securities**
  - 71% of deposits currently used to fund loans as of March 31, 2017
  - Loans grew by $45.5MM during the 1st Quarter
  - Investment portfolio is positioned to efficiently fund loan growth
- **High quality loan growth is a focus and priority for First Guaranty**
  - Eight new lenders have been hired in the past two years
  - Continue to expand new equipment leasing business which was put into place in 2014
  - Expand 1-4 family residential lending
  - Continue our focus on expanding First Guaranty's USDA , FSA and SBA lending businesses. Accelerate SBA Lending with Premier Acquisition.
  - Credit quality is First Guaranty's highest priority

Strategy and Opportunity (cont'd)

- **First Guaranty is positioned to operate in the most desirable markets in Louisiana**
  - Operates in major MSAs along interstates I-55, I-12, I-10 and I-20
- **New expansion into Texas market**
- **Focus on Strategic partnerships while continuing to grow core bank**

Investing in First Guaranty

- **Double digit loan growth since 2011**
- **Earnings growth over 12% per year since 2014**
- **First Guaranty has a long history of TBV growth and has been a consistent dividend payer**
- **First Guaranty has long history of creating shareholder value**

Appendix

Historical Balance Sheets

(Dollars in thousands)	Year Ended December 31,					
	2012	**2013**	**2014**	**2015**	**2016**	**March 31, 2017**
Assets						
Cash and due from banks	83,342	60,819	44,365	36,690	17,840	17,802
Federal funds sold	2,891	665	210	582	271	291
Cash and cash equivalents	86,233	61,484	44,575	37,272	18,111	18,093
Interest-earning time deposits with banks	747	747	10,247	997	0	0
Available for sale, at fair value	600,300	484,211	499,808	376,369	397,473	425,994
Held to maturity, at cost	58,943	150,293	141,795	169,752	101,863	98,847
Investment securities	659,243	634,504	641,603	546,121	499,336	524,841
Federal Home Loan Bank stock, at cost	1,275	1,835	1,621	935	1,816	1,819
Loans, held for sale	557	88	0	0	0	0
Loans, net of unearned income	629,500	703,166	790,321	841,583	948,921	994,439
Allowance for loan losses	10,342	10,355	9,105	9,415	11,114	11,647
Net loans	619,158	692,811	781,216	832,168	937,807	982,792
Premises and equipment, net	19,564	19,612	19,211	22,019	23,519	25,156
Goodwill	1,999	1,999	1,999	1,999	1,999	1,999
Intangible assets, net	2,413	2,073	1,733	1,394	1,056	974
Other real estate, net	2,394	3,357	2,198	1,577	359	239
Accrued interest receivable	6,711	5,258	6,384	6,015	7,039	6,954
Other assets	7,009	11,673	8,089	9,256	9,904	9,464
Total Assets	**1,407,303**	**1,435,441**	**1,518,876**	**1,459,753**	**1,500,946**	**1,572,331**
Liabilities						
Noninterest-bearing demand	192,232	204,291	207,969	213,203	231,094	234,469
Interest-bearing demand	348,870	391,350	432,294	409,209	479,810	545,619
Savings	63,062	65,445	74,550	81,448	97,280	100,256
Time	648,448	642,013	657,026	592,010	517,997	521,924
Total deposits	1,252,612	1,303,099	1,371,839	1,295,870	1,326,181	1,402,268
Short-term borrowings	14,746	5,788	1,800	1,800	6,500	2,000
Accrued interest payable	2,840	2,364	1,997	1,707	1,931	1,962
Long-term borrowings	1,100	500	1,455	25,824	22,100	21,326
Junior subordinated debentures	0	0	0	14,597	14,630	14,638
Other liabilities	1,824	1,285	2,202	1,731	5,255	3,232
Total Liabilities	1,273,122	1,313,036	1,379,293	1,341,529	1,376,597	1,445,426
Equity						
Preferred Stock	39,435	39,435	39,435	0	0	0
Common Stock	6,294	6,294	6,294	7,609	7,609	7,609
Surplus	39,387	39,387	39,387	61,584	61,584	61,584
Treasury	(54)	(54)	(54)	0	0	0
Retained earnings	43,071	47,477	54,280	49,932	59,155	61,189
Accumulated other comprehensive income	6,048	(9,134)	241	(901)	(3,999)	(3,477)
Total Equity	134,181	123,405	139,583	118,224	124,349	126,905
Total Liabilities & Shareholder's Equity	**1,407,303**	**1,436,441**	**1,518,876**	**1,459,753**	**1,500,946**	**1,572,331**

Source: Company filings

Historical Income Statements

(Dollars in thousands)	Year Ended December 31,					
	2012	2013	2014	2015	2016	For Three Months Ended 3/31/2017
Income Statement						
Interest Income	55,195	50,886	53,297	56,079	58,532	15,622
Interest Expense	13,120	11,134	9,202	8,608	10,140	2,928
Net Interest Income	42,075	39,752	44,095	47,471	48,392	12,694
Provision for Loan Losses	4,134	2,520	1,962	3864	3,705	711
Service charges, commissions and fees	4,770	4,640	4,438	4,515	4,247	1,036
Net gains on securities	4,868	1,571	295	3300	3,799	530
Net gain (loss) on sale of loans	(68)	(70)	(12)	4	14	5
Net gain (loss) on sale of assets	(109)	0	0	0	0	0
Other Noninterest Income	1,679	1,337	1,456	1,137	1,395	385
Total Noninterest Income	11,140	7,478	6,177	8,956	9,455	1,956
Salaries and employee benefits	13,668	14,368	15,840	15,496	16,577	4,826
Occupancy & Equipment	3,713	3,949	3,928	3,845	4,242	1,031
Other Expense	13,780	12,670	11,826	11,754	12,066	3,137
Total Noninterest Expense	31,161	30,987	31,594	31,095	32,885	8,994
Net Income before Taxes	17,920	13,723	16,716	21,468	21,257	4,945
Provision for Taxes	5,861	4,577	5,492	6,963	7,164	1,694
Net Income	12,059	9,146	11,224	14,505	14,093	3,251
Preferred Dividends	(1,972)	(713)	(394)	384	0	0
Net Income Avail to Common	**10,087**	**8,433**	**10,830**	**14,121**	**14,093**	**3,251**

Source: Company filings

Reconciliation of Non GAAP Financial Measures

	December 31, 2012	2013	2014	2015	2016
Tangible common equity					
Total stockholders' equity	$134,181	$123,405	$139,583	$118,224	$124,349
Adjustments:					
Series C preferred stock	(39,435)	(39,435)	(39,435)	0	0
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,257)	(1,938)	(1,618)	(1,298)	(978)
Tangible common equity	**$90,490**	**$80,033**	**$96,531**	**$114,927**	**$121,372**
Common shares outstanding	6,920,022	6,920,022	6,920,022	7,609,194	7,609,194
Book value per common share	$13.69	$12.13	$14.47	$15.54	$16.34
Tangible book value per common share	$13.08	$11.57	$13.95	$15.10	$15.95
Tangible assets					
Total assets	$1,407,303	$1,436,441	$1,518,876	$1,459,753	$1,500,946
Adjustments:					
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,257)	(1,938)	(1,618)	(1,298)	(978)
Tangible assets	**$1,403,047**	**$1,432,504**	**$1,515,259**	**$1,456,456**	**$1,497,969**
Tangible common equity to tangible assets	**6.45%**	**5.59%**	**6.37%**	**7.89%**	**8.10%**
Total equity to total assets	**9.53%**	**8.59%**	**9.19%**	**8.10%**	**8.29%**
Return on average tangible common equity					
Net income	$12,059	$9,146	$11,224	$14,505	$14,093
Net income available for common shareholders	10,087	8,433	10,830	14,121	14,093
Adjustments:					
Amortization of intangible assets and goodwill impairments (tax effected at 35.0%)	228	208	208	208	208
Average tangible common equity	88,128	86,524	91,187	105,332	122,901
Average total equity	131,991	130,053	134,397	147,142	126,036
Return on average tangible common equity	**11.70%**	**9.99%**	**12.10%**	**13.60%**	**11.64%**
Return on average equity	**9.14%**	**7.03%**	**8.35%**	**9.86%**	**11.18%**

Source: Company filings